United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

November 15, 2013
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

1-6479-1
Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1301 Avenue of the Americas
New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01                  Regulation FD Disclosure.

As previously reported, on November 14, 2012, Overseas Shipholding Group, Inc. (“OSG”) and certain of its subsidiaries (together with OSG, the “Debtors”) filed voluntary petitions for reorganization (the “Chapter 11 Petitions”) under Title 11 of the U.S. Code (the “Bankruptcy Code”) in the Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On November 15, 2013, the Debtors filed their monthly operating report for the month ended September 30, 2013 (the “Monthly Operating Report”), with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This current report (including the exhibit hereto or any information included therein) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD.

OSG is furnishing this Form 8-K pursuant to Item 7.01, “Regulation FD Disclosure.” The information contained in this current report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

FINANCIAL AND OPERATING DATA

OSG cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of OSG. OSG cannot predict what the ultimate value of any of its securities may be and it remains too early to determine whether holders of any such securities will receive any distribution in the Debtors’ reorganization. In particular, in most cases under Chapter 11 of the Bankruptcy Code, holders of equity securities receive little or no recovery of value from their investment. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee of the District of Delaware and the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws and regulations and is subject to future adjustment and reconciliation. The Monthly Operating Report does not include all of the adjustments, information and footnotes required by U.S. generally accepted accounting principles. Therefore, the Monthly Operating Report does not necessarily contain all information required in filings pursuant to the Exchange Act, or may present such information differently from such requirements. There can be no assurance that, from the perspective of an investor or potential investor in OSG’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

FORWARD-LOOKING STATEMENTS

The statements (including estimates) contained in the Monthly Operating Report other than historical data and information constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements involve risks, assumptions and uncertainties that could cause the Debtors’ actual results to differ materially from those stated or implied by such forward-looking statements. More information about potential factors that could affect the Debtors’ business and financial results is included in OSG’s filings with the U.S. Securities and Exchange Commission, including in OSG’s Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. OSG undertakes no obligation to update any of the forward-looking statements after the date of the Monthly Operating Report.

Section 9 - Financial Statements and Exhibits.

Item 9.01                  Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
99.1	Monthly Operating Report for the month ended September 30, 2013, filed with the United States Bankruptcy Court for the District of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: November 15, 2013	By	/s/James I. Edelson
Name: James I. Edelson
Title: Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Monthly Operating Report for the month ended September 30, 2013, filed with the United States Bankruptcy Court for the District of Delaware.